MS-CE-PINC-SUP-1 062411
Prospectus Supplement dated June 24, 2011
The purpose of this mailing is to provide you with changes to the current Prospectus for the Fund listed below:
Invesco Prime Income Trust
At a meeting held in June 2011, the Board of Trustees of Invesco Prime Income Trust (the “Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen Senior Loan Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund that will be distributed to the Fund’s shareholders.
The Acquiring Fund’s Board of Trustees unanimously approved a proposal to reorganize the Fund into the Acquiring Fund pursuant to the Agreement.
The Agreement requires approval by the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or around September 2011. If the Agreement is approved by shareholders of the Fund and certain conditions required by the Agreement are satisfied, the reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Fund will receive Class IB Shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations.
A combined Proxy Statement/Prospectus will be sent to record date shareholders of the Fund to seek their approval of the Agreement, which will include a full discussion of the reorganization and the factors the Board of Trustees considered in approving the Agreement.
The Fund is currently closed to new investors, however, investors who were invested in the Fund as of May 9, 2011 and remain invested in the Fund may continue to make additional investments. Class IB Shares of the Acquiring Fund are closed to all purchasers, although other share classes of the Acquiring Fund are available for purchase.
MS-CE-PINC-SUP-1 062411